X-SQUARE BALANCED FUND, LLC

Supplement dated May 25, 2021 to the Prospectus dated April 30, 2021 (the “Prospectus”)

Effective immediately, the Prospectus is revised as follows:

The disclosure in the “FEES AND EXPENSES OF THE FUND” and “EXAMPLE” sections of the Prospectus are replaced in their entirety with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Sales Charges” section on page 28 of the Prospectus.

	Class A	Class C	Institutional Class
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)(1)	none	1.00%	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none
Redemption fee (as a percentage of amount redeemed, on shares held for 90 days or less)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%	1.00%	1.00%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses	11.82%	12.81%	11.00%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%
Total annual fund operating expenses(3)	13.08%	14.82%	12.01%
Fee waiver/reimbursement(4)	(10.32)%	(11.31)%	(9.50)%
Total Annual Fund Operating Expenses After Fee Waiver/Reimbursement(3)	2.76%	3.51%	2.51%

(1)	Investments in Class C shares will be subject to a 1.00% contingent deferred sales charge if the shares are sold within 12 months of purchase, unless you qualify for a waiver. See “Sales Charges - Contingent Deferred Sales Charge Waivers.”
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(3)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Waiver/Reimbursement will not correlate to the Fund’s ratio of average net assets to (1) the Ratio of actual expenses to average net assets excluding fee waivers and reimbursements and (2) Ratio of actual expenses to average net assets including fee waivers and reimbursements, included in the Fund’s Financial Highlights, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses. The Total Annual Fund Operating Expenses After Expense Reimbursement may also be higher than the contractual expense reimbursement rate stated below due to excluded expenses, including Acquired Fund Fees and Expenses, that are not reimbursed.

(4)	X-Square Capital, LLC (the “Adviser”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, for at least one year from the date of the Fund’s prospectus, to ensure that Net Annual Operating Expenses (including offering expenses, but excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, acquired fund fees and expenses, other expenditures that are not capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) will not exceed 2.75%, 3.50% and 2.50% of the Fund’s average daily net assets for Class A, Class C and Institutional Class, respectively. The Adviser will be permitted to recover, on a class-by-class basis, any fees waived and/or expenses reimbursed to the extent that the Fund’s expenses in later periods fall below the lesser of (i) the expense limitation in effect at the time the fees and/or expenses to be recovered were waived and/or reimbursed and (ii) the expense limitation in effect at the time the Adviser seeks to recover the fees or expenses. The Adviser will not be entitled to recover any such waived or reimbursed fees and expenses more than three years after the date on which the fees were waived or expenses were reimbursed. The Adviser may not terminate this waiver arrangement without the approval of the Fund’s Board of Managers.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation until its expiration). Although your actual costs may be higher or lower, under these assumptions, your costs would be:

With Redemption

	1 Year	3 Years	5 Years	10 Years
Class A	$914	$3,147	$5,141	$8,949
Class C	$454	$3,083	$5,339	$9,411
Institutional Class	$354	$2,551	$4,555	$8,517

You would pay the following expenses if you did not redeem your shares at the end of the period:

	1 Year	3 Years	5 Years	10 Years
Class A	$814	$3,147	$5,141	$8,949
Class C	$354	$3,083	$5,339	$9,411
Institutional Class	$254	$2,551	$4,555	$8,517

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